EXHIBIT 99.1
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                                              [GRAPHIC OMITTED]
                                              [LOGO TRIARC COMPANIES]

                                                     Triarc Companies, Inc.
                                                     280 Park Avenue
                                                     New York, NY 10017
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                                                          FOR IMMEDIATE RELEASE
CONTACT:  ANNE A. TARBELL
          (212) 451-3030
          WWW.TRIARC.COM


               TRIARC PROVIDES UPDATE ON CORPORATE RESTRUCTURING

   o AS PREVIOUSLY ANNOUNCED, WILL SELL CONTROLLING INTEREST IN DEERFIELD & COMPANY LLC

   o EXPECTS TO BE "PURE PLAY" RESTAURANT COMPANY BY THIRD QUARTER WITH OPPORTUNITIES FOR GROWTH INCLUDING ACQUISITIONS

   o EXPECTS SIGNIFICANT REDUCTION IN OVERHEAD COSTS - APPROXIMATELY 30 OF 50 NYC EXECUTIVES AND STAFF PERSONNEL TO LEAVE BY THE END OF JUNE, WITH SUBSTANTIALLY ALL OF THE REMAINING EMPLOYEES EXPECTED TO LEAVE TRIARC BY YEAR-END


NEW YORK, NY, APRIL 30, 2007 - Triarc Companies, Inc. (NYSE: TRY; TRY.B or "Triarc") today provided an update on its corporate restructuring that is expected to transform it into a "pure play" restaurant company by the third quarter of 2007.

                        SALE OF DEERFIELD & COMPANY LLC
                        -------------------------------

        As previously announced, as part of the corporate restructuring that would separate Triarc's asset management business (Deerfield) from its restaurant business (Arby's(R)), a definitive agreement has been entered into pursuant to which Deerfield Triarc Capital Corp. (NYSE: DFR or "DFR"), a diversified financial company that is externally managed by a subsidiary of Deerfield & Company LLC ("Deerfield"), will acquire Triarc's controlling interest in Deerfield. The total consideration to be received by Triarc and other members of Deerfield is approximately $300 million (based on the average fair market value of DFR's common stock over the 10 trading day period prior to the date of the definitive agreement), which is more than two times Deerfield's enterprise value of approximately $145 million when Triarc purchased its control stake in July 2004. The consideration to be received by Triarc and the other sellers is subject to adjustment under certain circumstances.

        Triarc expects to receive a minimum of approximately $170 million in cash and DFR common stock for its capital interest of approximately 64% and its profits interest of at least 52% in Deerfield. As a result of the transaction, Triarc expects to own in excess of 10% of DFR's common stock. The transaction, which is expected to close in the third quarter of 2007, is subject to customary closing conditions.

        Alternatives for the DFR shares to be received by Triarc are under review and could include a special dividend or distribution to Triarc's shareholders. The shares could also be sold or hypothecated by Triarc and the cash proceeds used for potential acquisitions by Triarc of other restaurant companies. In 2006, in addition to regular quarterly cash dividends, Triarc declared special extraordinary cash dividends on its outstanding common stock, totaling $0.45 per share.

        Following completion of the sale of Deerfield, Triarc's sole operating business would be its Arby's restaurant business. As a result, Triarc would then be a "pure play" publicly traded restaurant company. Triarc expects to change its name to reflect its new identity as a publicly traded restaurant company. Triarc is also considering financing opportunities to further its goal of significantly increasing value through the acquisition of other restaurant companies. Arby's is the franchisor of the Arby's restaurant system and the owner and operator of over 1,000 Arby's restaurants. There are approximately 3,600 Arby's restaurants worldwide.


          CONTRACTUAL SETTLEMENTS AND OTHER AGREEMENTS RESULTING FROM
               TRANSITION TO PUBLICLY TRADED RESTAURANT COMPANY

        To facilitate its transition to a "pure play" restaurant company and to reduce corporate costs, Triarc expects to consolidate its corporate operations and headquarters in Atlanta, GA with its Arby's operations, and to transfer senior executive responsibilities to the Arby's Restaurant Group ("ARG") executive team in Atlanta, which will eliminate the need to maintain a New York City headquarters.

        Accordingly, Triarc has entered into contractual settlements with its Chairman and Chief Executive Officer, Nelson Peltz, and its President and Chief Operating Officer, Peter W. May, evidencing the termination of their employment agreements as of June 29, 2007, and that provide for their resignation from their positions as executive officers of the Company as of such date (however, they will remain large shareholders and will continue to serve on Triarc's Board). The employment agreements would otherwise have terminated on April 30, 2012. Under the contractual settlements, the amounts payable to Peltz and May are 25% less than the cash payments that would have been payable to each of


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

them under their respective employment agreements had their employment been terminated by the Company. Under the contractual settlements, Mr. Peltz will receive a payment of approximately $50 million. Mr. May will receive a payment of approximately $25 million.

        In addition to Peltz and May no longer serving as senior officers of Triarc, it is expected that on or about June 29, 2007, Vice Chairman Edward P. Garden, Executive Vice President and General Counsel Brian L. Schorr, Senior Vice President and Treasurer Greg Essner, and Senior Vice President, Corporate Communications and Investor Relations, Anne A. Tarbell, will also no longer serve as senior officers of Triarc as will be the case with nearly all of the other senior members of the current New York-based Triarc management team as well as additional staff personnel who will also be leaving Triarc. In total, approximately 30 Triarc executives and staff personnel (out of a total of approximately 50 employees in the New York office) are expected to leave the Company on or about June 29, 2007, with substantially all of the remaining employees expected to leave Triarc by year-end.

        Francis T. McCarron, Triarc's Executive Vice President and Chief Financial Officer, and Fred H. Schaefer, Triarc's Senior Vice President and Chief Accounting Officer, and other senior members of Triarc's accounting staff are expected to remain at Triarc until year-end and Stuart I. Rosen, Senior Vice President, Associate General Counsel and Secretary, has agreed to remain at Triarc and to serve as Triarc's General Counsel until year-end. These executive and other personnel reductions as well as the closing of the New York headquarters are expected to result in significant annual corporate cost savings. The amount of such savings has yet to be finalized.

        As part of the agreement with Peltz and May in connection with the corporate restructuring, and in light of the departure of nearly all of the senior members of Triarc's management team, Triarc has entered into a 2-year transition services agreement with Trian Fund Management, L.P. ("Trian Mgmt."), an investment management firm that was founded in November 2005 by Peltz, May and Garden, pursuant to which Trian Mgmt. will provide Triarc with a range of services to be performed by all of the departing Triarc officers and employees who will be employed by Trian Mgmt., including consultation and advice in connection with strategy, mergers and acquisitions, capital markets transactions, legal, accounting, tax, corporate development, finance and investment banking, investor relations and corporate communications and other professional and strategic services.

        The contractual settlements and other related agreements with Peltz and May were negotiated and approved by a Special Committee of independent members of Triarc's Board consisting of the following directors: David E. Schwab II (Chair), Joseph A. Levato (Vice Chair), Clive Chajet and Raymond S. Troubh (and, as applicable, recommended by the Compensation Committee and Performance Subcommittee). The Special Committee was advised by independent outside counsel and worked with the Board's Compensation Committee and Performance Compensation Subcommittee and its independent outside counsel and independent compensation consultant.


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

       PELTZ AND MAY TO CONTINUE TO BE DIRECTORS AND LARGE SHAREHOLDERS;
             ARG MANAGEMENT TEAM TO LEAD TRIARC AS OF JUNE 30, 2007

        Following Peltz and May no longer serving as executive officers of Triarc, it is expected that as of June 30, 2007, Triarc will be led by Roland Smith, Chief Executive Officer of Arby's Restaurant Group ("ARG"), and other senior members of the ARG management team.

        Peltz and May, who together beneficially own approximately 10.7 million shares of Class A Common Stock and 14.0 million shares of Class B Common Stock, Series 1, constituting approximately 34.4% of the Triarc's voting power, are expected to continue to be large shareholders of Triarc. It is also anticipated that Peltz will continue as non-executive Chairman of Triarc and May will be non-executive Vice Chairman of Triarc.

        Nelson Peltz said: "Roland Smith and his talented team have worked diligently over the last year to prepare for Triarc's emergence as a `pure play' publicly traded restaurant company. We are excited about the Company's potential for growth, strong cash flow generation, and best-in-class restaurant operations, coupled with a vibrant and established brand and a highly supportive and strong franchisee network. As a stand-alone restaurant company, we believe Arby's will be able to significantly increase value through both organic growth and the acquisition of other restaurant companies."

        Peter May added: "Arby's has many opportunities ahead as a stand-alone company. We see expansion opportunities in day parts such as breakfast, with our valuable Market Fresh(R) brand as well as internationally, all of which can be augmented by acquisitions of other restaurant companies. Arby's has an exciting future and is well positioned for growth."

        David Schwab, Chair of Triarc's Special Committee, concluded: "Nelson Peltz and Peter May have served the shareholders of Triarc well. Since gaining control of Triarc's predecessor company in 1993, Nelson and Peter have rationalized and expanded the operations of our company and, in so doing, created substantial value for shareholders. We salute their hard work in getting Triarc to where it is today. We believe they will continue to augment value creation at Triarc in their capacity as directors and significant shareholders and through their provision of services to Triarc pursuant to the terms of the strategic transition services agreement. Notably, they will continue to serve Triarc in these capacities by providing strategic direction and oversight, particularly in the areas of mergers and acquisitions and capital markets transactions."


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

        Triarc  is  a  holding  company  and,  through  its  subsidiaries,  are currently the franchisor of the Arby's restaurant system and the owner of approximately 94% of the voting interests, 64% of the capital interests and at least 52% of the profits interests in Deerfield & Company LLC ("Deerfield"), an asset management firm. The Arby's restaurant system is comprised of approximately 3,600 restaurants, of which, as of December 31, 2006, 1,061 were owned and operated by our subsidiaries. Deerfield, through its wholly-owned subsidiary Deerfield Capital Management LLC, is a Chicago-based asset manager offering a diverse range of fixed income and credit-related strategies to institutional investors with approximately $13.2 billion under management as of December 31, 2006.


                                     # # #

                                Notes To Follow

                             NOTES TO PRESS RELEASE
                             ----------------------

   1. The descriptions of the contractual settlement agreements and other related agreements contained in this press release do not purport to be complete and are qualified in their entirety by the definitive agreements themselves and the descriptions thereof, attached as exhibits to, or disclosed in, Triarc's filings made as of the date hereof, or to be made, with the Securities and Exchange Commission.

   2. There can be no assurance that the sale of Deerfield will be completed, nor can there be any assurance that if the sale is completed that Deerfield will be successfully integrated with DFR's existing operations. The sale of Deerfield, is subject to customary closing conditions, including, without limitation, the receipt by DFR of financing for the cash portion of the purchase price and related transaction costs, receipt of certain third party consents, a registration statement for the DFR shares to be received by Triarc being declared effective by the Securities and Exchange Commission and other conditions set forth in the definitive agreement, including the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Deerfield has the right to terminate the definitive agreement if DFR does not deliver by May 19, 2007 financing commitments for the transaction in form and substance reasonably satisfactory to Deerfield. In addition, the transaction is subject to approval by DFR stockholders representing (1) a majority of the votes cast at a meeting to approve the transaction and (2) a majority of the votes cast by stockholders not affiliated with Deerfield. A stockholders' vote on the proposed transaction is expected to be held during the 2007 third quarter. When the transaction closes, DFR will discontinue the use of "Triarc" in its name.

   3. The description of the sale of Deerfield contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the sale, copies of which have been filed by us with the Securities and Exchange Commission as exhibits to a Current Report on Form 8-K.

   4. There can be no assurance that our corporate restructuring will be completed or the terms or timing of such completed restructuring. There can be no assurance that Triarc's New York-based corporate operations and headquarters will be successfully integrated with ARG's existing Atlanta-based operations. There can also be no assurance that the shares of DFR common stock to be received upon the sale of Deerfield will be distributed to our stockholders. In addition, there can be no


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

        assurance that any acquisitions of other restaurant companies will occur or that if any such acquisition occurs it will be successfully integrated with the Company's existing restaurant operations.

   5. Certain statements in this press release that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc Companies, Inc. and its subsidiaries (collectively, "Triarc" or the "Company") and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements relating to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements contained in this press release are based on our current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For all of our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately and many of which are beyond our control, include, but are not limited to, the following:

            o   competition,  including  pricing  pressures  and the  potential
                impact  of  competitors'   new  units  on  sales  by  Arby's(R)
                restaurants;

            o   consumers'  perceptions  of  the  relative  quality,   variety,
                affordability and value of the food products we offer;

            o   success of operating initiatives;

            o development costs, including real estate and construction costs;

            o   advertising and promotional efforts by us and our competitors;

            o   consumer awareness of the Arby's brand;

            o   the existence or absence of positive or adverse publicity;


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

            o new product and concept development by us and our competitors, and market acceptance of such new product offerings and concepts;

            o changes in consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, french fries or other foods or the effects of food-borne illnesses such as "mad cow disease" and avian influenza or "bird flu";

            o changes in spending patterns and demographic trends, such as the extent to which consumers eat meals away from home;

            o adverse economic conditions, including high unemployment rates, in geographic regions that contain a high concentration of Arby's restaurants;

            o   the business and financial viability of key franchisees;

            o   the timely payment of franchisee obligations due to us;

            o availability, location and terms of sites for restaurant development by us and our franchisees;

            o the ability of our franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;

            o   delays in opening new restaurants or completing remodels;

            o the timing and impact of acquisitions and dispositions of restaurants;

            o our ability to successfully integrate acquired restaurant operations;

            o anticipated or unanticipated restaurant closures by us and our franchisees;

            o   our  ability  to   identify,   attract  and  retain   potential
                franchisees with sufficient experience and financial resources to develop and operate Arby's restaurants successfully;

            o changes in business strategy or development plans, and the willingness of our franchisees to participate in our strategies and operating initiatives;

            o business abilities and judgment of our and our franchisees' management and other personnel;


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

            o availability of qualified restaurant personnel to us and to our franchisees, and our and our franchisees' ability to retain such personnel;

            o our ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Arby's restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution;

            o changes in commodity (including beef and chicken), labor, supply, distribution and other operating costs;

            o   availability and cost of insurance;

            o   adverse weather conditions;

            o significant reductions in our client assets under management (which would reduce our advisory fee revenue), due to such factors as weak performance of our investment products (either on an absolute basis or relative to our competitors or other investment strategies), substantial illiquidity or price volatility in the fixed income instruments that we trade, loss of key portfolio management or other personnel (or lack of availability of additional key personnel if needed for expansion), reduced investor demand for the types of investment products we offer, loss of investor confidence due to adverse publicity, and non-renewal or early termination of investment management agreements;

            o   increased   competition  from  other  asset  managers  offering
                products similar to those we offer;

            o pricing pressure on the advisory fees that we can charge for our investment advisory services;

            o difficulty in increasing assets under management, or efficiently managing existing assets, due to market-related constraints on trading capacity, inability to hire the necessary additional personnel or lack of potentially profitable trading opportunities;

            o our removal as investment manager of one or more of the collateral debt obligation vehicles (CDOs) or other accounts we manage, or the reduction in our CDO management fees because of payment defaults by issuers of the underlying collateral or the triggering of certain structural protections built into CDOs;


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

            o availability, terms (including changes in interest rates) and effective deployment of capital;

            o changes in legal or self-regulatory requirements, including franchising laws, investment management regulations, accounting standards, environmental laws, overtime rules, minimum wage rates and taxation rates;

            o   the   costs,   uncertainties   and  other   effects  of  legal,
                environmental and administrative proceedings;

            o the impact of general economic conditions on consumer spending or securities investing, including a slower consumer economy and the effects of war or terrorist activities; and

            o other risks and uncertainties affecting us and our subsidiaries referred to in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (see especially "Item 1A. Risk Factors" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations") and in our other current and periodic filings with the Securities and Exchange Commission.

6. The statements in this press release concerning Deerfield Triarc Capital Corp. ("DFR") that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of DFR and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results, are forward-looking statements within the meaning of the Reform Act.
        The forward-looking statements relating to DFR are based on DFR's current expectations, speak only as of the date of this press release and are susceptible to a number of risks, uncertainties and other factors. DFR's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect DFR's future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Such factors include higher than expected prepayment rates on the mortgages underlying DFR's mortgage securities holdings; DFR's inability to obtain favorable interest rates or margin terms on the financing that DFR may need to leverage its mortgage securities and other positions; increased rates of default on DFR's loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve (short term rates increasing at greater rate than longer term rates), reducing DFR's net interest income on its financed mortgage securities positions; DFR's inability adequately to hedge DFR's holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing DFR's net interest income on future credit investments (such as bank loans); changes in REIT qualification requirements, making it difficult for DFR to conduct its investment strategy; lack of availability of qualifying real estate-related investments; a loss of key portfolio management personnel; DFR's inability to continue to issue collateralized debt obligation vehicles (which can provide DFR with attractive financing for its debt securities investments); adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for investments with limited supply; changes in the general economy or the debt markets in which DFR invests; and other risks and uncertainties disclosed from time to time in DFR's filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and all of which are beyond our control.

7. All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.



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